Nuveen Churchill Direct Lending Corp. Quarter Ended September 30, 2021 16 November 2021

2Nuveen Churchill Direct Lending Corp. Disclaimer This presentation is for informational purposes only. It does not convey an offer of any type and is not intended to be, and should not be construed as, an offer to sell, or the solicitation of an offer to buy, any securities of Nuveen Churchill Direct Lending Corp. (the “Company,” “NCDLC,” “we,” “us” or “our”). Any such offering can be made only at the time a qualified offeree receives a confidential private placement memorandum and other operative documents which contain significant details with respect to risks and should be carefully read. In addition, the information in this presentation is qualified in its entirety by reference to all of the information in the Company’s confidential private placement memorandum and the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including without limitation, the risk factors. Nothing in this presentation constitutes investment advice. The Company’s securities have not been registered under the Securities Act of 1933 or listed on any securities exchange. You or your clients may lose money by investing in the Company. The Company is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Company will achieve its investment objectives. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Prospective investors should also seek advice from their own independent tax, accounting, financial, investment and legal advisors to properly assess the merits and risks associated with an investment in the Company in light of their own financial condition and other circumstances. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s confidential private placement memorandum and public filings with the SEC. An investment in the Company is speculative and involves a high degree of risk. There can be no guarantee that the Company’s investment objective will be achieved. The Company may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Company may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Company’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Company’s profits. For a summary of certain of these and other risks, please see the Company’s confidential private placement memorandum and public filings with the SEC. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. This presentation contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward- looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that are outlined in the Company’s confidential private placement memorandum and public filings with the SEC, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Additionally, our actual results and financial condition may differ materially as a result of the continued impact of the novel coronavirus (“COVID-19”) pandemic, including without limitation: the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives; and the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business (including on our ability to source and close new investment opportunities) and on the availability of equity and debt capital and our use of borrowed money to finance a portion of our investments. All capitalized terms in the presentation have the same definitions as the Company’s 10-Q for the quarter ended September 30, 2021.

3Nuveen Churchill Direct Lending Corp. • Year-to-date total sponsored middle market direct lending issuance was over $78.3 billion, already exceeding 2020’s total volume of $71.1 billion • Lenders with substantial hold sizes, underwriting capabilities and the benefit of incumbency in a transaction have a clear competitive advantage • The market is expected to remain very active heading into 2022 • Churchill’s platform can now commit up to $500 million per deal, which aligns with sponsors’ demand for complete financing solutions • Closed/committed $3.4 billion in ~120 transactions across the platform in Q3, while remaining highly selective • Exceeded 2020’s annual record with over $6 billion of investment activity year-to-date • Strong momentum entering 2021 rebuilding pipeline • Limited exposure to cyclical industries such as retail, energy and leisure • No principal and/or interest defaults since inception and none of the Company’s investments are on non-accrual Overview • Closed and/or committed $1.7 billion during the first quarter across 76 distinct transactions, over $1.2 billion in direct investments • Highly selective with a historical low selectivity rate of 6% • Sourced second most senior loan opportunities by transaction volume Market Update Churchill Investment Activity NCDLC Portfolio Update Capital Raising & Liquidity • Closed on over $5.5 billion in new committed capital across the platform, including over $2.2 billion from over a dozen new third party institutional investors • Committed equity capital to nearly $500 million, giving ample liquidity to invest in attractive investment opportunities • Highly diversified across 21 industries with an average investment size of less than 1% of total committed capital (shareholder capital plus committed financing) • Limited exposure to cyclical industries such as retail, restaurants, energy, travel and leisure • No investments on non-accrual and no principal or interest defaults since inception • The Company has closed over $167 million in new shareholder commitments in 2021, bringing total shareholder commitments to $520 million • The Company currently has ample liquidity - $295 million1 (from uncalled shareholder capital and committed financing) to pursue attractive investment opportunities

4Nuveen Churchill Direct Lending Corp. Investment Activity Performance Liquidity 3Q21 Highlights $223M Investment Volume2 7.5% Average Investment Yield5 34 Investments Upward trend in total dividend distributions since inception • Declared dividend of $6.2M (65% increase from 2Q21); $0.38 per share (7.8%3 dividend yield) • NAV per share (as of 09/30/21): $19.27 $6.6M Avg. Investment Size Well-positioned with ample liquidity to support portfolio growth • Closed approximately $14M of new shareholder commitments • Extended fundraising period to March 13, 2022 • Liquidity: $295M1 ◦ Uncalled shareholder commitments: $208M ◦ Financing Facilities’ availability: $87M4 Record level of investment activity • Closed $223M, most active quarter since inception • Robust pipeline of opportunities heading into 4Q • Highly diversified portfolio by company, sponsor, and industry

5Nuveen Churchill Direct Lending Corp. V ol u m e ($ M il li on s) Sp read (% ) Investment Activity (QoQ) $162M $83M $145M $223M 5.9% 4.8% 5.1% 5.8% Volume ($ Millions) Spread (%) 12/31/20 03/31/21 06/30/21 09/30/21 $0M $50M $100M $150M $200M $250M $300M $350M $400M 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% • Closed 24 new portfolio investments and 10 add-ons totaling $223M2 • 5.8%6 average spread of new floating rate investments • 10.3%7 average coupon of new fixed rate investments 3Q21 Investment activity 22 Investments 34 Investments 24 Investments 12 Investments

6Nuveen Churchill Direct Lending Corp. Portfolio overview Average Asset Yield9 6.8% Average Position Size10 Key Portfolio Statistics <1% Services: Business High Tech Industries Beverage, Food & Tobacco Consumer Goods: Non-durable Healthcare & Pharmaceuticals Banking, Finance, Insurance & Real Estate Containers, Packaging & Glass Chemicals, Plastics, & Rubber Aerospace & Defense Transportation: Cargo Other Industries (11) 19.0% 11.1% 9.3% 7.9% 7.4% 6.7% 5.4% 4.6% 4.2% 4.1% 20.3 % First Lien Term Loan (including DDTLs) Subordinated Debt Equity 86.8% 12.1% 1.0% 1287% First Lien Portfolio composition by investment type11 Portfolio Diversification by Moody’s Industry Investment Portfolio at Fair Value8 $656M Portfolio Companies 88

7Nuveen Churchill Direct Lending Corp. Capital summary Equity (60% called) $520M committed $311M called $208M uncalled Debt (76% drawn) $475M committed13 $360M drawn $87M available4 Overall (67% drawn) $295M liquidity1 + $995M committed $671M drawn = • $295M1 of liquidity through uncalled shareholder commitments and Financing Facilities • Asset Coverage Ratio of 187% (debt-to-equity ratio of 1.15x) + = + =

8Nuveen Churchill Direct Lending Corp. Financing Financing Facilities Amount ($Ms) Drawn ($Ms) Pricing Maturity SMBC Financing Facility $150.0 $117.5 L + 2.50% (no LIBOR floor) November 24, 2025 Wells Fargo Financing Facility $275.0 $200.6 L + 2.50% (no LIBOR floor) October 28, 2025 SMBC Subscription Facility $50.0 $42.0 L + 1.75% (no LIBOR floor) September 9, 2022 Total $475.0 $360.1 • The Subscription Facility was upsized from $30M to $50M, with the maturity extended for an additional year • Additionally, the Company has two asset-based Financing Facilities ◦ Investment activity drove increased utilization in Q3 Three Months Ended A ve ra ge I n te re st R at e (% ) A verage D aily B orrow in g ($ M s) Financing Activities (QoQ) $154 $197 $259 $321 3.8% 3.8% 3.2% 2.7% Average Daily Borrowing ($Ms) Average Interest Rate 12/31/20 03/31/21 06/30/21 09/30/21 0.0% 1.0% 2.0% 3.0% 4.0% $— $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 14

9Nuveen Churchill Direct Lending Corp. Net Asset Value • QoQ increase in NAV per share as a result of continued portfolio growth and improving valuations $19.07 $0.41 $0.19 -$0.38 -$0.02 $19.27 NAV (6/30/21) Net investment income Net realized and unrealized gain (loss) Shareholder distributions from income Other NAV (9/30/21)15 15 16 17

10Nuveen Churchill Direct Lending Corp. Internal risk rating Portfolio risk ratings ($ thousands) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio 1 — — — — — — — — 2 — — — — — — — — 3 — — — — — — — — 4 613,722 93.6 465,474 92.7 386,995 95.1 315,246 94.0 5 24,101 3.7 19,246 3.8 2,431 0.6 2,381 0.7 6 17,982 2.7 17,396 3.5 17,338 4.3 17,632 5.3 7 — — — — — — — — 8 — — — — — — — — 9 — — — — — — — — 10 — — — — — — — — Total 655,805 100.0 502,116 100.0 406,764 100.0 335,259 100.0 Rating Definition Rating Definition 1 Performing – Superior 6 Watch List – Low Maintenance 2 Performing – High 7 Watch List – Medium Maintenance 3 Performing – Low Risk 8 Watch List – High Maintenance 4 Performing – Stable Risk (Initial Rating Assigned at Origination) 9 Watch List – Possible Loss 5 Performing – Management Notice 10 Watch List – Probable Loss • Weighted average rating remains unchanged at 4.1 • No interest and/or principal defaults since inception • No investments on non-accrual

11Nuveen Churchill Direct Lending Corp. Dividend history As of Record Date D iv id en d p er S h ar e ($ ) D ivid en d D istribu tion s ($ T h ou san d s) $2,356 $2,760 $3,746 $6,173 $0.28 $0.30 $0.31 $0.38 8.41 9.20 12.08 16.25 Distributions ($ Thousands) Dividend per Share ($) Shares Outstanding (Millions) 12/29/20 03/29/21 06/29/21 09/29/21 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 • Total dividend distributions and dividend per share have increased as the portfolio has grown • The Company distributed $6.2 million or $0.38 per share (7.8%3 dividend yield) for the quarter ended on September 30, 2021

12Nuveen Churchill Direct Lending Corp. Dividend distribution activity Date Declared Record Date Payment Date Dividend per Share September 29, 2021 September 29, 2021 October 11, 2021 $0.38 June 29, 2021 June 29, 2021 July 12, 2021 $0.31 March 29, 2021 March 29, 2021 April 19, 2021 $0.30 December 29, 2020 December 29, 2020 January 18, 2021 $0.28 November 4, 2020 November 4, 2020 November 11, 2020 $0.23 August 4, 2020 August 4, 2020 August 11, 2020 $0.28 April 16, 2020 April 16, 2020 April 21, 2020 $0.17

13Nuveen Churchill Direct Lending Corp. Share issuance activity Issuance Date Share Issuance Aggregate Offering Price Issuance Price per Share August 23, 2021 2,593,357 $50,000,000 $19.28 July 26, 2021 1,564,928 $30,000,000 $19.17 June 22, 2021 1,034,668 $20,000,000 $19.33 April 23, 2021 1,845,984 $35,000,000 $18.96 March 11, 2021 785,751 $15,000,000 $19.09 November 6, 2020 1,870,660 $35,000,000 $18.71 October 16, 2020 1,057,641 $20,000,000 $18.91 August 6, 2020 1,105,425 $20,000,000 $18.09 May 7, 2020 1,069,522 $20,000,000 $18.70 December 31, 2019 3,310,540 $66,210,800 $20.00 December 19, 2019 50 $1,000 $20.00 • As of September 30, 2021, the Company had 16,245,071 shares outstanding On October 18, 2021, we delivered a drawdown notice to our shareholders relating to the issuance of 1,546,427 shares of our common stock, par value $0.01 per share, for an aggregate offering price of $30M. The shares were issued on November 1, 2021. 18 18

14Nuveen Churchill Direct Lending Corp. Company website churchillam.com/NCDL Investor Relations NCDL-IR@churchillam.com Contact us

15Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of September 30, 2021, unless otherwise noted. Numbers may not sum due to rounding. 1. Represents the sum of uncalled shareholder commitments of $208M and Financing Facilities availability of $87M. 2. Reflects the par amount of total new investment activity for the three months ended September 30, 2021. Investment Activity does not include draws on existing Delayed Draw Term Loans and partial paydowns. 3. Annualized dividend yield is the annualized total quarterly dividend per share divided by NAV per share as of September 30, 2021. 4. Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios. 5. The weighted average yield (at cost) was computed using the effective interest rates as of each respective date, including accretion of original issue discount. 6. Average Spread is calculated based off of par amount. 7. Average Coupon is calculated based off of par amount. Average coupon includes 94% cash coupon and 6% PIK. 8. Represents total investment portfolio at Fair Value. Total par value of investment commitments is $732M which includes approximately $74M of unfunded delayed draw term loan commitments. 9. Weighted average yield on debt and income producing investments, at fair value. The weighted average yield of the Company’s debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount. 10. Average Position Size (at fair value) is calculated as a percentage of Committed Capital. Committed Capital includes Equity Commitment of $520M as of September 30, 2021 and $475M from Financing Facilities. 11. Investment Type reflects classification at issuance. 12. 43% of first lien term loans are unitranche positions. 13. Represents current Financing Facilities amount. 14. Average Interest Rate includes borrowing interest expense and unused fees.

16Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of September 30, 2021, unless otherwise noted. Numbers may not sum due to rounding. 15. The per share data was derived by using the weighted average shares outstanding during the period. 16. The per share data for distributions reflects the actual amount of distributions declared during the period. 17. Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date. 18. Shares held by an affiliate of the Company, TIAA.